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                                                                    EXHIBIT 10.2

                        PROCEEDS DEFICITS LOAN AGREEMENT

         THIS PROCEEDS DEFICITS LOAN AGREEMENT (this "AGREEMENT") is made and entered this 4th day of October, 2004, to be effective as of October 1, 2004 (the "EFFECTIVE DATE"), by and among PMC COMMERCIAL TRUST and its subsidiaries, PMCT Sycamore, L.P., PMCT Macomb, L.P., PMCT Marysville, L.P. and PMCT Plainfield, L.P. (collectively, "PMC") and ARLINGTON HOSPITALITY, INC. ("ARLINGTON").

                                    RECITALS

         WHEREAS, PMC, Arlington and Arlington Inns, Inc. (formerly Amerihost Inns, Inc.) (the "LESSEE") entered into an Amended and Restated Master Agreement dated January 24, 2001 (the "ORIGINAL MASTER AGREEMENT"), to set forth their agreement to amend and restate provisions of the Master Agreements (as therein defined) and other matters set forth therein; and

         WHEREAS, PMC, Arlington and Lessee have previously amended the Original Master Agreement by (a) that certain First Amendment to Amended and Restated Master Agreement dated as of May 25, 2001 and (b) that certain Second Amendment to Amended and Restated Master Agreement dated as of June 4, 2003; and

         WHEREAS, PMC, Arlington and Lessee are concurrently executing a Third Amendment to the Original Master Agreement (the "THIRD AMENDMENT") (the Original Master Agreement as amended by the amendments described in these recitals herein called the "MASTER AGREEMENT") pursuant to which, among other things, PMC has agreed to defer the payment of certain amounts otherwise payable to it in connection with the sales of the Hotels (as defined in the Master Agreement) and loan to Arlington the amounts so deferred, provided that Arlington agree to pay such amounts pursuant to the terms hereof.

AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Agreement (inclusive of the Third Amendment).

2. PROCEEDS DEFICITS LOAN. PMC agrees to make a loan to Arlington in an amount equal to the aggregate amount of all Proceeds Deficits arising under the Master Agreement (the "PROCEEDS DEFICITS LOAN"). The Proceeds Deficits Loan will be evidenced by a promissory note in substantially the form of Exhibit "A-1" hereto (each such note and all extensions, renewals, and modifications thereof and all substitutions therefore herein called a "DEFICIT NOTE"). Prior to the Effective Date, a Sale Closing occurred with respect to Port Huron, Michigan Hotel. Notwithstanding the foregoing, the parties hereto acknowledge and confirm that (i) a Proceeds Deficit existed in connection with such sale and (ii) Arlington executed, as maker, a promissory note to PMC in an amount equal to such Proceeds Deficit (the "PORT HURON NOTE"). As contemplated in the Third Amendment, concurrently herewith Arlington shall execute, as Maker, a Deficit
Note in the amount specified in the Third Amendment. This Deficit Note shall replace the Port Huron Note and upon PMC's receipt of the Deficit Note, PMC shall return the original Port Huron Note to Arlington. Hereinafter, upon each Sale Closing, PMC shall


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record on Schedule 1 to the Deficit Note, the then current amount of principal under the Proceeds Deficit Loan and shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of Arlington to PMC under this Agreement, including the amounts of principal and interest payable and paid to PMC from time to time hereunder (i.e., increases in the principal balance if additional Proceeds Deficits exist or reductions in the principal balance if a Proceeds Excess exists). The entries made by PMC pursuant to the preceding sentence shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of PMC to maintain such information or any error therein shall not in any manner affect the obligation of the Borrower to repay the Proceeds Deficits Loan in accordance with the terms of this Agreement. Notwithstanding the foregoing, at the request of PMC at any time during the term hereof, Arlington shall execute a new Deficit Note, which Deficit Note shall be in the amount of the then outstanding aggregate Proceeds Deficits as determined in accordance with the Master Agreement, which Deficit Note shall be issued in substitution and replacement of the existing Deficit Note. Upon the receipt by PMC of any such replacement Deficit Note, PMC will return the Deficit Note so replaced to Arlington.


3. PAYMENT OF THE PROCEEDS DEFICITS LOAN. Arlington hereby promises to pay to PMC the principal amount of the Proceeds Deficits Loan, together with interest thereon, in accordance with the following terms and conditions:

         (a) Applicable Rate. The principal amount of the Proceeds Deficits Loan outstanding from time to time will bear interest until paid in full at the following rates (the rate in effect from time to time herein called the "APPLICABLE RATE"): (i) from the date hereof until the Payment Commencement Date (as hereinafter defined), at the annual rate of eight and one-half percent (8.5%) and (ii) beginning on the Payment Commencement Date, at the annual rate equal to the greater of
         (A) the Treasury Rate plus four and one-half percent (4.5%) or (B) eight and one-half percent (8.5%), but in no event in excess of the maximum interest rate permitted by applicable law. As used herein, "TREASURY RATE" shall mean the asking yield (Ask Yld.) in effect as of the first (1st) day of the month prior to the Payment Commencement Date on U.S. Treasury Bonds maturing three (3) years following the end of such Payment Commencement Date, as reported in the issue of the Wall Street Journal published on the first (1st) day of the month prior to the Payment Commencement Date in the Govt Bonds & Notes portion of the Treasury Bonds, Notes & Bills Tables)

         (b) Payment of Interest. Arlington shall pay to PMC on the first day of each calendar month after the date hereof to and including the Maturity Date (hereinafter defined), interest on the Proceeds Deficits Loan from time to time outstanding, at the Applicable Rate, for the immediately preceding calendar month. Interest shall be calculated and applied on the basis of a 365-day year and the actual number of days elapsed in any month (or partial month) during which the Proceeds Deficits Loan is outstanding.

         (c) Payment of Principal. Commencing on the earlier of October 1, 2008 or the closing date of the sale of the final Hotel (the "PAYMENT COMMENCEMENT DATE"), Arlington shall pay to PMC during each Loan Year thereafter, principal payments in the aggregate amount equal to one-third (1/3) of the principal balance of the Proceeds Deficits Loan outstanding as of the Payment Commencement Date (the "MINIMUM ANNUAL PRINCIPAL REDUCTION"). Such payments may be made at such times during the applicable Loan Year as Arlington may elect, provided they total, in the aggregate, the


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         minimum Annual Principal Reduction for such Loan Year. The full amount of the Proceeds Deficits Loan and all accrued and unpaid interest thereon shall be fully due and payable on the date that is three (3) years following the Payment Commencement Date (the "MATURITY DATE"), unless accelerated pursuant to the terms hereof. As used herein, "LOAN YEAR" shall mean each consecutive 12-month period beginning on the Payment Commencement Date.

         (e) Special Mandatory Principal Prepayments. Anything herein to the contrary notwithstanding, Arlington shall be required to make the following payments of principal in addition to those described in subsection (c) above:

                  (i) If at any time during the term of this Agreement, Arlington's net worth (as determined in accordance with generally accepted accounting principles applied to Arlington's annual, audited statements or quarterly financial statements issued in public filings of Arlington (the "GAAP NET WORTH")), exceeds $15,000,000, as adjusted and detailed herein (the "NET WORTH BASE"), Arlington will reduce (or pay off) to the extent of the funds available to do so the Proceeds Deficits Loan by an amount equal to the excess of the GAAP Net Worth as recorded on Arlington's financial statement over the Net Worth Base, provided, that if the funds are not available to pay such amount, the Proceeds Deficit Loan will thereafter bear interest at the greater of the Contract Rate or the Treasury Rate plus four and one-half percent (4.5%) per annum until such amount is paid. Such principal payment shall be made on or before the first (1st) day of the month following the month in which such calculation is made. Arlington's Net Worth Base shall be increased by (A) any sales of common or preferred stock of Arlington, (B) deferred gains included as liabilities on Arlington's financial statement dated as of March 31, 2004, which are recognized as income by Arlington after March 31, 2004 pertaining to the (x) original sales of the Hotels to PMC and (y) the total amount of all incremental fees from Cendant Corporation or its affiliates that are deferred as of such date and (C) the amount of payments made previously pursuant to this Section 3(d)(i).

                  (ii) If at any time during the term of this Agreement, the balance of the Proceeds Deficits Loan exceeds Four Million and No/100 Dollars ($4,000,000.00), Arlington will immediately make a payment to PMC in an amount necessary to reduce the balance of the Proceeds Deficits Loan to $4,000,000.00 or less.

4. LOCATION AND MEDIUM OF PAYMENTS. The sums payable under this Agreement shall be paid to PMC by a federal wire transfer of immediately available funds, or if not available, to PMC in immediately available funds, at 17950 Preston Road, Dallas, Texas 75252 or at such other place as PMC may from time to time hereafter designate to Arlington in writing, in legal tender of the United States of America.

5. ACCELERATION; DEFAULT INTEREST. The occurrence of any one or more of the following events shall each be an "EVENT OF DEFAULT" hereunder: (i) the occurrence of a default in the payment of any amount due hereunder or (ii) the occurrence of Default Rate Event of Default. After an Event of Default shall have occurred and be continuing, (A) at the option of PMC, which may be exercised at any time, the whole of the Proceeds Deficits Loan then outstanding, together with all interest, and other charges due hereunder shall immediately become due and payable In full and (B) the amount of the Proceeds Deficits Loan outstanding will thereafter bear interest at the annual rate of fifteen percent (15%) (the "DEFAULT RATE") until all amounts due hereunder are paid in full.


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6.       ATTORNEY FEES. Arlington, upon demand, shall pay PMC for all costs and expenses, including without limitation attorneys' fees, paid or incurred by PMC in connection with the collection of any sum due hereunder, or in connection with enforcement of any of PMC's rights or Arlington's obligations under this Agreement, together with interest thereon at the Default Rate.

7. NO ORAL CHANGES; WAIVERS. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of a change is sought.

8. BIND AND INURE. This Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

9. APPLICABLE LAW. The provisions of this Agreement shall be construed and enforceable in accordance with the laws of the State of Texas without giving effect to any principles of conflicts of laws.

10. NOTICE. Any notice, request, demand, statement or consent made hereunder shall be in writing signed by the party giving such notice, request, demand, statement or consent, and shall be deemed to have been properly given when either delivered personally, delivered to a reputable overnight delivery service providing a receipt or deposited in the United States Mail, postage prepaid and registered or certified return receipt requested, at the address set forth below, or at such other address within the continental United States of America as may have theretofore been designated in writing by such party in accordance with the terms of this Section 10. The effective date of any notice given as aforesaid shall be the date of personal service, one (1) business day after delivery to such overnight delivery service, or three (3) business days after being deposited in the United States mail, which ever is applicable. For purposes hereof, the addresses are as follows:

If to PMC:                 PMC Commercial Trust
                           17950 Preston Road, Suite 600
                           Dallas, Texas  75252
                           Attn: Jan Salit

with a copy to:            Locke Liddell & Sapp LLP
                           220 Ross Avenue, Suite 2200
                           Dallas, Texas 75201
                           Attn:  Kenneth Betts

If to Arlington:           Arlington Hospitality, Inc.
                           2355 South Arlington Heights Road
                           Suite 400
                           Arlington Heights, Illinois 60005
                           Attention:  Jerry H. Herman, President

with a copy to:            Squire, Sanders & Dempsey, LLP
                           Two Renaissance Square, Suite 2700
                           40 North Central Avenue
                           Phoenix, Arizona 85004
                           Attn:  Richard E. Ross



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         IN WITNESS WHEREOF, Arlington and PMC have duly executed this Agreement as a sealed instrument as of the day and year first above written.



                                     ARLINGTON:

                                     ARLINGTON HOSPITALITY, INC.


                                     By:    /s/ Jerry H. Herman
                                            --------------------------------
                                     Name:  Jerry H. Herman
                                     Title: President


                                     By:    /s/ James B. Dale
                                            --------------------------------
                                     Name:  James B. Dale
                                     Title: Secretary


                       [SIGNATURES CONTINUED ON NEXT PAGE]


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                                     PMC:

                                     PMC COMMERCIAL TRUST


                                     By:    /s/ Lance B. Rosemore
                                            ----------------------------------
                                     Name:  Lance B. Rosemore
                                     Title: President


                                     PMCT SYCAMORE, L.P.

                                     By:    PMCT AH-SYCAMORE, INC.,
                                            Its general partner


                                            By:    /s/ Lance B. Rosemore
                                                   ---------------------------
                                            Name:  Lance B. Rosemore
                                            Title: President


                                     PMCT MACOMB, L.P.

                                     By:    PMCT AH-MACOMB, INC.,
                                            Its general partner


                                            By:    /s/ Lance B. Rosemore
                                                   ---------------------------
                                            Name:  Lance B. Rosemore
                                            Title: President


                                     PMCT PLAINFIELD, L.P.

                                     By:    PMCT AH, INC, its general partner


                                            By:    /s/ Lance B. Rosemore
                                                   ---------------------------
                                            Name:  Lance B. Rosemore
                                            Title: President


                                     PMCT MARYSVILLE, L.P.

                                     By:    PMCT AH, INC, its general partner


                                            By:    /s/ Lance B. Rosemore
                                                   ---------------------------
                                            Name:  Lance B. Rosemore
                                            Title: President



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